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                                                               Exhibit 10.101(c)

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                             NOTE PURCHASE AGREEMENT

                                     between

                       FIRST INVESTORS RESIDUAL FUNDING LP
                                   as Issuer,

                          FIRST UNION SECURITIES, INC.,
                      as Deal Agent and as Collateral Agent

                               the LIQUIDITY BANKS
                                  named herein

                           FIRST UNION NATIONAL BANK,
                               as Liquidity Agent

                                       and

                      VARIABLE FUNDING CAPITAL CORPORATION,
                          as an Initial Note Investor,

                          Dated as of December 6, 2001

================================================================================

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                                TABLE OF CONTENTS

                                                                                              PAGE

Article I Definitions...........................................................................2
  SECTION 1.1      DEFINITIONS..................................................................2
Article II Sale and Delivery of the Notes.......................................................4
  SECTION 2.1      SALE AND DELIVERY OF THE NOTES. .............................................4
  SECTION 2.2      THE NOTE....................................................................12
  SECTION 2.3      FUNDINGS UNDER THE NOTE.....................................................12
  SECTION 2.4      CONDITIONS TO FUNDINGS. ....................................................13
  SECTION 2.5      FEES........................................................................14
  SECTION 2.6      REPURCHASE OPTION. .........................................................14
Article III Representations, Warranties and Covenants of the Issuer............................15
  SECTION 3.1      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. ...................15
Article IV  Indemnification....................................................................17
  SECTION 4.1      INDEMNITIES BY THE ISSUER. .................................................17
Article V The Deal Agent, the Collateral Agent and the Liquidity Agent ........................20
  SECTION 5.1      AUTHORIZATION AND ACTION. ..................................................20
  SECTION 5.2      DELEGATION OF DUTIES........................................................21
  SECTION 5.3      EXCULPATORY PROVISIONS......................................................21
  SECTION 5.4      RELIANCE....................................................................22
  SECTION 5.5      NON-RELIANCE ON DEAL AGENT, COLLATERAL AGENT, LIQUIDITY AGENT AND OTHER
  NOTE INVESTORS...............................................................................23
  SECTION 5.6      REIMBURSEMENT AND INDEMNIFICATION. .........................................24
  SECTION 5.7      DEAL AGENT, COLLATERAL AGENT AND LIQUIDITY AGENT IN THEIR INDIVIDUAL
  CAPACITIES.      24
  SECTION 5.8      SUCCESSOR DEAL AGENT, COLLATERAL AGENT OR LIQUIDITY AGENT...................24
Article VI Assignments; Participations.........................................................25
  SECTION 6.1      ASSIGNMENTS AND PARTICIPATIONS. ............................................25
Article VII Miscellaneous .....................................................................28
  SECTION 7.1      NOTICES, ETC................................................................28
  SECTION 7.2      SUCCESSORS AND ASSIGNS......................................................28
  SECTION 7.3      [RESERVED]..................................................................28
  SECTION 7.4      AMENDMENTS..................................................................28
  SECTION 7.5      NO BANKRUPTCY PETITION AGAINST VFCC. .......................................29
  SECTION 7.6      COSTS, EXPENSES AND TAXES...................................................29
  SECTION 7.7      SETOFF......................................................................30
  SECTION 7.8      RECOURSE AGAINST CERTAIN PARTIES. ..........................................30
  SECTION 7.9      FURTHER ASSURANCES..........................................................31
  SECTION 7.10     GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE........31
  SECTION 7.11     WAIVER OF JURY TRIAL........................................................31
  SECTION 7.12     EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION. ......................31

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
  SECTION 7.13     HEADINGS....................................................................32

EXHIBITS

EXHIBIT A              FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT B              FORM OF NOTE

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                            NOTE PURCHASE AGREEMENT

     NOTE PURCHASE AGREEMENT (this "AGREEMENT"), dated as of December 6, 2001, by and among:

     (1) FIRST INVESTORS RESIDUAL FUNDING LP, a Delaware limited partnership, as Issuer (together with its successors and assigns, the "ISSUER").

     (2) the financial institutions listed on the signature pages of this Agreement under the heading "NOTE INVESTORS" and their respective permitted successors and assigns (but excluding participants under Section 6.1) (the "NOTE INVESTORS");

     (3) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation ("VFCC");

     (4) FIRST UNION SECURITIES, INC. ("FUSI"), as the deal agent (the "DEAL AGENt") and as collateral agent (the "COLLATERAL AGENt"); and

     (5) FIRST UNION NATIONAL BANK, with its main office located in Charlotte, North Carolina ("FIRST UNION"), as the liquidity agent (the "LIQUIDITY AGENT").

                                    RECITALS

     WHEREAS, subject to the terms and conditions of this Agreement and the Security Agreement, the Issuer desires to obtain funds from the Note Investor or the Liquidity Banks, as applicable;

     WHEREAS, the Issuer's obligation to repay such amounts is evidenced through the issuance of the Note and to secure the repayment of the Note, the Issuer has pledged to the Collateral Agent for the benefit of the Secured Parties all of its right, title and interest in the Collateral;

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

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                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1 DEFINITIONS.

     Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Security Agreement. The following terms shall have the following meanings:

AGREEMENT: This Note Purchase Agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof. Administration Agreement: The Amended and Restated Administration Agreement, dated as of July 1, 1998, by and between VFCC and FUSI, as the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

ALLOCATED PRINCIPAL AMOUNT: With respect to the Approved Sub Note, on any day, the lesser of: (a) the Amortization Date Allocated Principal Amount and (b) the Amortized Allocated Principal Amount; PROVIDED, however, if a termination event, liquidation event, event of default, or other similar event occurs under the documents relating to the Approved Sub Note and the transactions contemplated thereby, the Allocated Principal Amount shall be zero ($0).

AMORTIZATION DATE: The earlier to occur of: (a) the date on which the Collateral Agent receives a first priority perfected security interest (as evidenced by an opinion of counsel to the Debtor, which opinion is in form and substance, and which is rendered by counsel satisfactory to the Deal Agent) in the Approved Sub Note and all proceeds thereof and (b) the Termination Date.

AMORTIZATION DATE ALLOCATED PRINCIPAL AMOUNT: On the Amortization Date with respect to the Approved Sub Note, the principal amount of such Approved Sub Note, as approved in writing by the Deal Agent on or before the Amortization Date; PROVIDED, however, if the Amortization Date occurs as a result of the occurrence of the Termination Date, the Amortization Date Allocated Principal Amount shall be zero ($0).

AMORTIZED ALLOCATED PRINCIPAL AMOUNT: On any day after the Amortization Date, the Amortization Date Allocated Principal Amount MINUS the sum of (a) all distributions made in respect of the Approved Sub Note in reduction of the principal balance thereof and (b) all other reductions, whether by cash distribution or otherwise, in the principal balance of the Approved Sub Note.

AMORTIZING FACILITY SUB LIMIT: On any day (a) prior to the Amortization Date, $4,500,000, (b) from and after the Amortization Date, but prior to the Paydown Date, the Allocated Principal Amount and (c) from and after the Paydown Date, zero ($0).

APPROVED SUB NOTE: One or more subordinated notes or certificates issued by one or more affiliates of FIFS in connection with a term Securitization of auto and light truck receivables, which notes or certificates are acceptable to the Deal Agent in its sole discretion

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ASSIGNMENT AND ACCEPTANCE: An assignment and acceptance entered into by a Note
Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of EXHIBIT A hereto.

AUTHORIZED OFFICER: With respect to any Person, the president, any vice president, the secretary, the treasurer, any assistant Secretary, any assistant treasurer and each other officer or director of such Person authorized to sign agreements, instruments or other documents on behalf of such Person.

CLOSING DATE: December 6, 2001.

ELIGIBLE ASSIGNEE: (i) A Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or (ii) such other Person satisfactory to VFCC, the Deal Agent and each of the rating agencies rating the Commercial Paper Notes.

ERISA: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

ERISA AFFILIATE: (i) Any corporation that is a member of the same controlled group of corporations (within the meaning of SECTION 414(b) of the Code) as the Issuer, (ii) a trade or business (whether or not incorporated) under common control (within the meaning of SECTION 414(c) of the Code) with the Issuer, or
(iii) a member of the same affiliated service group (within the meaning of SECTION 414(m) of the Code) as the Issuer, any corporation described in clause
(i) above or any trade or business described in CLAUSE (ii) above.

FACILITY LIMIT: On any day (a) prior to the Paydown Date, the sum of the Revolving Facility Sub Limit and the Amortizing Facility Sub Limit and (b) from and after the Paydown Date, the Revolving Facility Sub Limit.

FUNDING: As defined in SECTION 2.3.

FUNDING DATE: The date on which any Funding is made pursuant to the terms hereof.

INDEMNIFIED AMOUNTS: As defined in SECTION 4.1.

INDEMNIFIED PARTIES: As defined in SECTION 4.1.

INITIAL NOTEHOLDER: VFCC and its permitted successors and assigns.

INITIAL PRINCIPAL AMOUNT: $13,500,000.

ISSUER: First Investors Residual Funding LP, a Delaware limited partnership.

NOTE: As defined in SECTION 2.2.

ORIGINAL SELLERS: The sellers under the Asset Purchase Agreement.

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PAYDOWN DATE: The earlier of (a) the first day following the Closing Date on which the Net Investment is reduced to an amount less than or equal to the Revolving Facility Sub Limit and (b) the Termination Date.

REGISTER: As defined in SECTION 6.1(c).

REGISTRAR: As defined in SECTION 6.1(c).

REPURCHASE DATE: The date on which the Issuer acquires the Note from any Holder thereof pursuant to SECTION 2.6.

REPURCHASE PRICE: The principal amount of any Note outstanding on the Repurchase Date to be purchased by the Issuer pursuant to SECTION 2.6(b), plus all Hedge Breakage Costs, Breakage Costs and all accrued and unpaid interest thereon to the Repurchase Date.

REVOLVING FACILITY SUB LIMIT: On any day, $9,000,000.

SECURITY AGREEMENT: The Security Agreement, dated as of December 6, 2001, among the Issuer as the debtor, FUSI, as the deal agent and the collateral agent and FIFS as the debtor, as the same may be amended, supplemented or otherwise modified from time to time.

SUBORDINATED INVESTORS: Certain individuals chosen by FIFS and approved in writing by the Deal Agent, such approval to not be unreasonably withheld.

SUBORDINATED NOTES: The subordinated notes issued by FIFS to the Subordinated Investors on or prior to the Closing Date as provided for herein, in form and substance satisfactory to the Deal Agent in its sole discretion.

TRANSFEROR: First Investors Financial Services Inc., a Texas corporation.

                                   ARTICLE II

                         SALE AND DELIVERY OF THE NOTES

     SECTION 2.1 SALE AND DELIVERY OF THE NOTES.

     (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Issuer agrees to deliver to the Initial Noteholder and the Initial Noteholder agrees to purchase on the Closing Date the Note in an aggregate Principal Amount equal to the Initial Principal Amount.

     (b) The Note purchased under this Agreement shall be enforceable only to the extent of the amount of the Net Investment.

     (c) The obligations of VFCC, the Liquidity Agent and the Note Investors under this Agreement are subject to the accuracy of the representations and warranties on the part of the Issuer contained herein and in the Security Agreement and the other Transaction Documents and to the satisfaction of the following further conditions on the Closing Date, as indicated below:

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     (i) The Deal Agent shall have received opinions, dated the Closing Date, of
Thompson & Knight, special counsel to the Original Sellers, the Issuer and the Transferor, as to "true sale" (from the Original Sellers to the Transferor and from the Transferor to the Issuer) and substantive nonconsolidation issues under the Bankruptcy Code (each such opinion referred to herein as a "BANKRUPTCY OPINION").

     (ii) The Deal Agent shall have received an opinion, dated the Closing Date, from Thompson & Knight, special counsel for the Issuer, with respect to:

          (A) Each of the Note, this Agreement, the Sale Agreement and the Security Agreement have been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement, enforceable against the Issuer in accordance with its respective terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (3) the qualification that certain remedial provisions of the Security Agreement may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Agreement, and the Security Agreement, together with applicable law, contains adequate remedial provisions for the practical realization of the benefits of the security created thereby;

          (B) The pledges of the Collateral pledged by the Issuer to the Collateral Agent, for the benefit of the Secured Parties, the compliance by the Issuer with all of the provisions of the Security Agreement, this Agreement, the Sale Agreement and the Note and the consummation of the transactions therein or herein contemplated will not (1) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any security agreement, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, (2) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over the Issuer or any of its properties or (3) result in any violation of the provisions of the limited partnership agreement of the Issuer or any Applicable Law;

          (C) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by the Issuer in connection with the consummation of the transactions contemplated in the Security Agreement and this Agreement, except such as have been obtained;

          (D) To the best of such counsel's knowledge and information, there are no actions, proceedings or investigations pending before any court or governmental authority against the Issuer (1) asserting the invalidity of the Notes or any of the Transaction Documents to which it is a party, (2) seeking to prevent the consummation by the Issuer of any of the transactions contemplated by the Security

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          Agreement or this Agreement or (3) which might materially and adversely affect the performance by the Issuer of its obligations under the Security Agreement or this Agreement;

          (E) The provisions of the Security Agreement are effective to create valid security interests in the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, and such security interests are perfected and prior to all other creditors of and purchasers from the Issuer; and

          (F) The Issuer is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

     (iii) The Deal Agent shall have received an opinion, dated the Closing Date, from Thompson & Knight, counsel to the Transferor, to the effect that:

          (A) The Transferor is a corporation organized, existing and in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as currently conducted;

          (B) The Transferor has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under the Asset Purchase Agreement and the Sale Agreement; and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Collateral and the other property transferred to it from the Original Sellers pursuant to the Asset Purchase Agreement and the transfer by it to the Issuer pursuant to the Sale Agreement;

          (C) Each of the Asset Purchase Agreement and the Sale Agreement has been duly authorized, executed and delivered by the Transferor and is a valid and binding agreement, enforceable against the Transferor in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

          (D) The transfer of the Collateral and the other property transferred by the Transferor to the Issuer pursuant to the Sale Agreement, the compliance by the Transferor with all of the provisions of the Sale Agreement, the Security Agreement and this Agreement and the consummation of the transactions therein or herein contemplated will not (1) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any security agreement, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Transferor is a party or by which the Transferor is bound or to which any of the property or assets of the Transferor is subject, (2) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over the Transferor or any of its properties or

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     (3) result in any violation of the provisions of the articles of incorporation or by-laws of the Transferor or any statute or any Applicable Law;

          (E) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by the Transferor in connection with the consummation of the transactions contemplated in the Asset Purchase Agreement, the Sale Agreement, Security Agreement and this Agreement, except such as have been obtained;

          (F) To the best of such counsel's knowledge and information, there are no actions, proceedings or investigations pending before any court or governmental authority against the Issuer (1) asserting the invalidity of the Notes or any of the Transaction Documents to which it is a party, (2) seeking to prevent the consummation by the Transferor of any of the transactions contemplated by the Asset Purchase Agreement, the Sale Agreement, the Security Agreement or this Agreement or (3) which might materially and adversely affect the performance by the Transferor of its obligations under the Asset Purchase Agreement, the Sale Agreement, the Security Agreement or this Agreement; and

          (G) The provisions of the Asset Purchase Agreement, the Sale Agreement are effective to create a valid security interest in the Collateral in favor of the Issuer and such security interest is perfected and prior to all other creditors of and purchasers from the Transferor.

     (iv) The Deal Agent shall have received an opinion, dated the Closing Date, from Thompson & Knight, counsel to the Original Sellers, to the effect that:

          (A) Each Original Seller is an entity duly organized, existing and in good standing under the laws of the State of its incorporation or formation as applicable, with corporate power and authority to own its properties and conduct its business as currently conducted; and each Original Seller is qualified to do business as a foreign corporation in good standing in each jurisdiction where such qualification is required;

          (B) Each Original Seller has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under the Asset Purchase Agreement and each other Transaction Document to which it is a party; and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Collateral and the other property pursuant to the Asset Purchase Agreement;

          (C) The Asset Purchase Agreement has been duly authorized, executed and delivered by each Original Seller and is a valid and binding agreement, enforceable against such Original Seller in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating

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     to creditors' rights generally and (2) general principles of equity
     (regardless of whether enforcement is considered in a proceeding in equity or at law);

          (D) The transfer of the Collateral and the other property transferred by each Original Seller to the Transferor pursuant to the Asset Purchase Agreement, the compliance by each Original Seller with all of the provisions of the Asset Purchase Agreement, the Sale Agreement, the Security Agreement and this Agreement and the consummation of the transactions therein or herein contemplated will not (1) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any security agreement, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Original Seller is a party or by which any Original Seller is bound or to which any of the property or assets of any Original Seller is subject,
     (2) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over any Original Seller or any of its properties or (3) result in any violation of the provisions of the articles of incorporation, by-laws, certificate of formation, operating agreement or partnership agreement as applicable, of any Original Seller or any statute or any Applicable Law;

          (E) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by any Original Seller in connection with the consummation of the transactions contemplated in the Asset Purchase Agreement, the Sale Agreement, Security Agreement and this Agreement, except such as have been obtained;

          (F) To the best of such counsel's knowledge and information, there are no actions, proceedings or investigations pending before any court or governmental authority against the Issuer (1) asserting the invalidity of the Notes or the Transaction Documents to which it is a party, (2) seeking to prevent the consummation by any Original Seller of any of the transactions contemplated by the Asset Purchase Agreement, the Sale Agreement, the Security Agreement or this Agreement or (3) which might materially and adversely affect the performance by any Original Seller of its obligations under the Asset Purchase Agreement, the Sale Agreement, the Security Agreement or this Agreement; and

          (G) The provisions of the Asset Purchase Agreement are effective to create a valid security interest in the Collateral in favor of the Transferor and such security interest is perfected and prior to all other creditors of and purchasers of any Original Seller.

     (v) The Deal Agent shall have received certificates of each of the Issuer, the Transferor, the Original Sellers and the Servicer, dated the Closing Date, stating that (A) its representations and warranties made herein, in the Security Agreement, the Sale Agreement and the Asset Purchase Agreement are true and correct as of the Closing Date, and (B) it has complied with all agreements and satisfied all conditions to be satisfied on its part pursuant to this Agreement, the Security Agreement, the Sale Agreement and the Asset Purchase Agreement at or prior to the Closing Date.

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     (vi) FIFS shall have issued to the Subordinated Investors the Subordinated
Notes in an aggregate principal amount of $2 million, which Subordinated Notes contain terms and provisions, satisfactory to the Deal Agent in its sole discretion, subordinating the payments and remedies of the Subordinated Investors to the rights of the Secured Parties, agreeing not to cause or join in any bankruptcy, insolvency or similar proceeding of FIFS, agreeing to not take any action, or cause any action to be taken, to challenge the enforceability of the transactions contemplated by the Transaction Documents or seek to have any sale or contribution recharacterized as a pledge or otherwise.

     (vii) All conditions precedent to the authentication and delivery of the Note under this Agreement and the Security Agreement shall have been satisfied on or before the Closing Date.

     (viii) Each party shall have performed and complied with all agreements and conditions contained herein and in the Security Agreement and all other Transaction Documents which are required to be performed or complied with by such party on or before the Closing Date.

     (ix) This Agreement, the Asset Purchase Agreement, the Sale Agreement, the Security Agreement and all other Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto, shall be in full force and effect on the Closing Date and shall be in form and substance satisfactory to the Deal Agent.

     (x) The Deal Agent shall have received the following, in each case in form and substance satisfactory to it:

          (A) a copy of the resolutions of the Issuer, certified by the general partner of the Issuer as of the Closing Date, duly authorizing the execution, delivery and performance by the Issuer of the documents executed by or on behalf of the Issuer in connection with the transactions contemplated by this Agreement, the Sale Agreement and the Security Agreement; and attesting to the names and true signatures of the person or persons executing and delivering each such document;

          (B) a copy of the resolutions of the Transferor, certified by an Authorized Officer as of the Closing Date, duly authorizing the execution, delivery and performance by the Transferor of the Sale Agreement and any other documents executed by or on behalf of the Transferor in connection with the transactions contemplated hereby; and an incumbency certificate of the Transferor as to the person or persons executing and delivering each such document;

          (C) a copy of the resolutions of each Original Seller certified by an Authorized Officer of each Original Seller as of the Closing Date, duly authorizing the execution, performance and delivery by each Original Seller of the Asset Purchase Agreement and any other documents executed by or on behalf of such Original Seller in connection with the transactions contemplated by the Transaction Documents; and an incumbency certificate of each Original Seller as to the person or persons executing or delivery each such document;

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          (D) certified completed copies of requests for information or copies
     (or a similar search report certified by a party acceptable to the Deal Agent), dated not more than thirty (30) days prior to the Closing Date, listing all effective financing statements that name the Issuer, the Original Sellers or the Transferor as debtor and that are filed in the jurisdictions in which the financing statements described in clause (xii) of this SECTION 2.1(c) were filed, together with copies of such financing statements, and similar search reports with respect to federal tax liens in all appropriate jurisdictions (none of which, other than the financing statements in clause (xii), shall cover any of the Collateral);

          (E) a copy of an officially certified document dated not more than thirty (30) days prior to the Closing Date evidencing good standing of each of the Issuer, the Servicer, the Transferor and the Original Sellers;

          (F) evidence that the Issuer has complied with the provisions of
     SECTION 3.8 of the Security Agreement relating to the Hedging Agreements;

          (G) the Asset Purchase Agreement and the Sale Agreement, duly executed by the parties thereto;

          (H) the Security Agreement, duly executed by the parties thereto;

          (I) the Liquidity Purchase Agreement for the Note, duly executed by the parties thereto; and

          (J) such other documents and evidence with respect to the Issuer, the Original Sellers and the Transferor as the Deal Agent may request.

     (xi) No fact or condition shall exist as of either the Closing Date under Applicable Law which in the Deal Agent's reasonable opinion would make it unlawful to issue the Note or for the Issuer or any of the other parties thereto to perform their respective obligations under this Agreement, the Security Agreement, the Sale Agreement, the Asset Purchase Agreement or any other Transaction Document.

     (xii) On or prior to the Closing Date, the Transferor and the Issuer shall have filed any financing statements, termination statements or amendments thereto, wherever necessary or advisable, in order to perfect the transfers and assignments of the Collateral to the Issuer and the grant of the security interest therein to the Collateral Agent and shall have delivered file-stamped copies of such financing statements or other evidence of the filing thereof to the Deal Agent.

     (xiii) All taxes and fees due in connection with the filing of the financing statements referred to in CLAUSE (xii) of this SECTION 2.1(c) shall have been paid in full or duly provided for.

     (xiv) Each Original Seller shall certify to the Deal Agent that no Servicer Termination Event, Insurer Default or Insurance Agreement Event of Default shall have

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occurred on or prior to the Closing Date as such terms are defined under the documents for the related Securitization;

     (xv) As of the Closing Date, no action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Agreement or any of the other agreements or the transactions contemplated hereby.

     (xvi) The Deal Agent shall, as of the Closing Date, have been furnished with such other documents and opinions (including executed copies, addressed to it or otherwise expressly allowing it to rely thereon of such documents or opinions) delivered to any other person in connection with this Agreement and the transactions contemplated hereby as it may reasonably require, and all documents and opinions as well as actions and proceedings taken by the Issuer in connection with the issuance of the Note shall be satisfactory in form and substance to the Deal Agent and its counsel.

     (xvii) There has been no material adverse change in the condition (financial or otherwise), business operations, results of operations or properties of the Transferor, any Original Seller or the Issuer since October 2, 1998.

     (xviii) The Fee Letter, duly executed by the parties thereto.

     (xix) The Reserve Account and the Collection Account shall have been established at First Union National Bank.

     (xx) The Issuer shall pay the Structuring Fee and all legal fees and out-of-pocket expenses incurred by the Deal Agent, the Note Investor and the Liquidity Banks.

     SECTION 2.2 THE NOTE.

     (a) The Issuer's obligation to pay the principal of and interest on all amounts advanced by the Note Investor or any Liquidity Bank pursuant to any Funding shall be evidenced by one or more notes of the Issuer (each, a "NOTE" and collectively, the "NOTES" ) registered in the name of the Initial Noteholder which shall (i) be dated the Closing Date; (ii) be in the stated principal amount equal to the Initial Principal Amount; (iii) bear interest as provided therein; (iv) be payable to the order of the Deal Agent for the account of the Initial Note Investor or the Liquidity Banks; (v) be entitled to the benefit of the Security Agreement; and (vi) be substantially in the form of EXHIBIT B, with blanks appropriately completed in conformity herewith. The Deal Agent shall, and is hereby authorized to, make a notation on the schedule attached to the Note of the date and the amount of each Funding and the date and amount of the payment of principal thereon, and prior to any transfer of the Note, the Deal Agent shall endorse the outstanding principal amount of the Note on the schedule attached thereto; PROVIDED, HOWEVER, that failure to make such notation shall not adversely affect the Initial Note Investor's or any Liquidity Bank's rights with respect to the Note.

     (b) Although the Note shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which amounts are outstanding thereunder. In addition, although the stated principal amount of the Note shall be equal to the Initial Principal Amount, the

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Note shall be enforceable with respect to the Issuer's obligation to pay the principal thereof only to the extent of the unpaid principal amount of the Fundings outstanding thereunder at the time such enforcement shall be sought.

     SECTION 2.3 FUNDINGS UNDER THE NOTE.

     (a) FUNDINGS. Subject to the terms and conditions hereof, the Issuer may from time to time during the Revolving Period, request advances of principal under the Note. Upon the terms and subject to the conditions herein set forth, VFCC may, in its sole and absolute discretion, make advances and, if VFCC does not make any such Advances, the Liquidity Banks shall, make advances (any such advance, whether made by VFCC or the Liquidity Banks, a "FUNDING") to the Issuer.

     In connection with each Funding, the Issuer shall, by notice to the Deal Agent (a "FUNDING REQUEST"), request such Funding by 5:00 p.m. (Eastern Standard
Time), at least three (3) Business Days prior to the proposed date of such Funding. Such Funding Request shall specify the proposed date of such Funding, the amount of such proposed Funding (which shall be at least $750,000 or integral multiples of $100,000 in excess thereof, except in the case of the initial Funding which shall be in an amount equal to the Original Net Investment). The Funding Request shall be accompanied by a report containing various items related to the Collateral as requested by the Deal Agent including, without limitation, (i) a calculation of the Borrowing Base and the Maximum Net Investment, (ii) a report relating to collections, delinquencies, defaults, yield and any other information requested by the Deal Agent.

     (b) FUNDING REQUEST IRREVOCABLE. Each Funding Request shall be irrevocable and binding on the Issuer and the Issuer shall indemnify the Note Investor, the Liquidity Banks, the Deal Agent and the Liquidity Agent against any loss or expense by any of them, either directly or indirectly (including through the Liquidity Agreement) as a result of a failure by the Issuer to complete a requested Funding, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by any of them, either directly or indirectly (including pursuant to the Liquidity Agreement), by reason of the liquidation or re-employment of funds acquired by any of them (including, without limitation, funds obtained by issuing commercial paper or promissory notes or obtaining deposits or loans from third parties) to complete the requested Funding.

     (c) DISBURSEMENT OF FUNDS. On the date of each Funding, the Deal Agent shall make available to the Issuer the amount of such Funding by remitting or causing the remittance of the amount thereof, in same day funds, to an account of the Issuer as designated in the related Funding Request.

     (d) FUNDINGS BY VFCC. Notwithstanding anything herein, including without limitation SECTION 2.3(a) hereof, VFCC shall not make any Advances unless and until the Deal Agent shall have notified the Issuer in writing that the Deal Agent has determined that the structure of this facility is, in the sole opinion of the Deal Agent, the equivalent of an investment grade-rated structured transaction.

     SECTION 2.4 CONDITIONS TO FUNDINGS.

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

     The obligations of VFCC or the Liquidity Banks to make Fundings under this Agreement are subject to the accuracy of the representations and warranties on the part of the Issuer contained herein, in the Security Agreement and the other Transaction Documents and to the satisfaction of the following additional conditions on the Funding Date:

     (a) On the related Funding Date, the Issuer shall have certified in the related Funding Request that:

          (i) for any Funding other than the initial Funding, the three (3) month average (or if the Funding occurs prior to the end of the third Collection Period after the Closing Date, for the one (1) or two (2) month average, as applicable) Cash Flow Ratio is greater than 25%;

          (ii) no event has occurred which constitutes a Termination Event under the Transaction Documents or a Servicer Event of Default under the Securitization Facility Documents;

          (iii) no event has occurred which constitutes a Cash Flow Event;

          (iv) [reserved];

          (v) the representations and warranties of the Issuer set forth herein and in the Security Agreement and the Transaction Documents are true and correct as through made on and as of such date; and

          (vi) The Issuer is in material compliance with each of its covenants set forth herein, in the Security Agreement and each of the Transaction Documents.

     (b) Before and after giving effect to such Funding and to the application of proceeds therefrom the Net Investment does not exceed the Maximum Net Investment.

     (c) The amount on deposit in the Reserve Account is equal to the Required Reserve Account Amount.

     (d) Before and after giving effect to such Funding, no Termination Event shall exist.

     (e) The Servicer shall have delivered to the Deal Agent the most recent Servicer Report on the date required pursuant to the Sale Agreement.

     SECTION 2.5 FEES.

     The Issuer shall pay in accordance with the Fee Letter, such fees as are described therein, all of which shall be non-refundable.

     SECTION 2.6 REPURCHASE OPTION.

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

     (a) The Holders of the Notes understand and agree that the Note is subject to repurchase in whole, but not in part, on any Business Day in accordance with the provisions of SECTION 2.6.

     (b) The Issuer has the right to require the Holders of the Notes to sell all and not a part of such Notes to the Issuer on any day that such Notes remain outstanding, any such purchase to be subject to the following:

          (i) the Issuer shall have provided the relevant Holder with at least thirty (30) and not more than sixty (60) days prior written notice of such intent to purchase (the "PURCHASE NOTICE");

          (ii) the Purchase Notice shall state the date proposed for such purchase, which day shall be a Business Day;

          (iii) prior to the Closing Date, the Issuer shall have complied with all of the requirements set forth in the Security Agreement for a transfer of the related Note;

          (iv) prior to 10:00 a.m. (New York City time) on the Repurchase Date, the Issuer shall pay the Repurchase Price for each Note to be purchased to the Holder thereof in immediately available funds by wire transfer to such account or accounts as the Holder of such Note shall have instructed the Issuer; PROVIDED however, if the full amount of the Repurchase Price is received later than 10:00 a.m. on the Repurchase Date, such Holder may, in its sole discretion, either (A) rescind the purchase, (B) set a new Repurchase Date, in which case, the Issuer shall pay all interest on the relevant Note on such Repurchase Date in accordance with the foregoing or
     (C) proceed with the sale of such Note on such date; and, in each case, the Issuer shall pay all costs and expenses incurred by the relevant Holder in connection with such delay, including, without limitation, all Breakage Costs; and

          (v) the Issuer shall, by the close of business on the Repurchase Date, pay to the relevant Holder all costs and expenses incurred by such Holder in connection with such purchase (including, without limitation, all reasonable costs and expenses of counsel to, and accountants for, such Holder), all such costs and expenses to be paid by wire transfer in immediately available funds by the close of business on such Repurchase Date, or, if later, within ten (10) days after receipt by the Purchaser of a written invoice therefor.

     All Purchase Notices shall be irrevocable.

     (c) If the Issuer exercises its rights under clause (b) above, the Issuer agrees that it will not amend, modify, waive or restate any provision of or all of the Security Agreement or any Note without the prior written consent of the Deal Agent, which consent may be withheld for any reason or no reason. This provision shall survive the sale to the Issuer of any Notes and the termination of this Agreement.

                                       14
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                                   ARTICLE III

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER

     SECTION 3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER.

     The Issuer represents and warrants to and covenants with the Note Investors, the Deal Agent and the Liquidity Agent as follows:

     (a) ORGANIZATION AND GOOD STANDING. The Issuer is a limited partnership duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document and to execute, deliver and perform its obligations under the Notes.

     (b) DUE QUALIFICATION. The Issuer is duly qualified to do business and is in good standing as a foreign partnership in any state required in order to conduct its business, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the conduct of the Issuer's business.

     (c) DUE AUTHORIZATION. The Issuer has the power and authority to execute and deliver this Agreement, the Security Agreement, the Sale Agreement, the Notes and each other Transaction Document. The execution and delivery of this Agreement, the Security Agreement, each other Transaction Document and the Notes by the Issuer and the consummation of the transactions provided for in this Agreement and the Security Agreement have been duly authorized by the Issuer by all necessary corporate action on the part of the Issuer.

     (d) NO CONFLICT. The execution and delivery of this Agreement, the Security Agreement, the Sale Agreement, the Notes and each other Transaction Document, the performance of the transactions contemplated by this Agreement, the Sale Agreement, the Security Agreement and each other Transaction Document and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Applicable Law or any Security Agreement, contract, agreement, mortgage, deed of trust, or other material instrument to which the Issuer is a party or by which it or any of its properties are bound.

     (e) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Security Agreement, the Sale Agreement, any other Transaction Document or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Security Agreement, the Sale Agreement, the Notes or any other Transaction Document, (iii) seeking any determination or ruling that, individually or in the aggregate, in the reasonable judgment of the Issuer, would materially and adversely affect the performance by the Issuer of its obligations under this Agreement, the Security

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

Agreement, the Sale Agreement, the Notes or any other Transaction Document, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the Security Agreement, the Sale Agreement, the Notes or any other Transaction Document.

     (f) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required to be obtained on or prior to the Closing Date hereof in connection with the execution and delivery of this Agreement, the Security Agreement, the Sale Agreement and the Notes, the performance by the Issuer of the transactions contemplated by this Agreement, the Security Agreement, the Sale Agreement, any other Transaction Document and the fulfillment by the Issuer of the terms hereof, have been obtained.

     (g) SOLVENCY. The Issuer is not insolvent and will not be rendered insolvent immediately following the consummation on the Closing Date of the transactions contemplated by this Agreement, the Sale Agreement, the Security Agreement and any other Transaction Document, including the pledges by the Issuer to the Collateral Agent of the Collateral specified in the Granting Clause of the Security Agreement.

     (h) NO EVENT OF DEFAULT. After giving effect to the issuance of the Notes and the transactions contemplated by the Transaction Documents, no Event of Default or Servicer Termination Event, Insurer Default or Insurance Agreement Event of Default under any Securitization exists.

     (i) INFORMATION FURNISHED TO THE DEAL AGENT AND THE COLLATERAL AGENT. All information furnished by or on behalf of the Issuer to the Deal Agent or the Collateral Agent will be true and complete in all material respects.

     (j) TAXES. The Issuer has filed all tax returns required to be filed and has paid or made adequate provision for the payment of all its taxes, assessments and other governmental charges.

     (k) COMPLIANCE. The Issuer has complied in all material respects with all Applicable Laws in respect of the conduct of its business and ownership of its property.

     (l) INVESTMENT COMPANY. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (m) ERISA. The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by the Issuer, or in which employees of the Issuer are entitled to participate, as from time to time in effect (herein called the "PENSION PLANS"), does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual violation date). No prohibited transactions, accumulated funding deficiencies, withdrawals or reportable events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Issuer to any material tax, penalty or other liability. No notice of intent to terminate a Pension Plan has been billed, nor has any Pension Plan been terminated under SECTION 4041(f) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer a Pension Plan and no event has occurred or condition exists that might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

     (n) HEDGING. The Issuer will not enter into Hedging Agreements or other agreements or mechanisms for hedging except as set forth in SECTION 3.8 of the Security Agreement.

     (o) SUBORDINATED NOTES. The Issuer will not repay, prior to its stated maturity, any Subordinated Note without providing the Deal Agent at least ninety(90) days prior written notice.

     The representations and warranties set forth in this SECTION 3.1 shall survive the pledges and grants of liens in the respective Collateral to the Collateral Agent, for the benefit of the Secured Parties. Upon discovery by the Issuer, the Note Investors, the Deal Agent or the Liquidity Agent of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                                   ARTICLE IV

                                 INDEMNIFICATION

     SECTION 4.1 INDEMNITIES BY THE ISSUER.

     Without limiting any other rights which the Deal Agent, the Liquidity Agent, the Secured Parties or any of their respective Affiliates may have hereunder or under applicable law, the Issuer hereby agrees to indemnify and hold harmless, and agrees to defend, the Deal Agent, the Liquidity Agent, the Secured Parties, and each of their respective Affiliates and officers, directors, employees and agents thereof (each of the foregoing Persons being referred to as an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them, arising out of or as a result of this Agreement, any other Transaction Document or the Grants of the Collateral or in respect of any Contract, or any other item of the Collateral, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Deal Agent, the Liquidity Agent, such Secured Parties or such Affiliate. If the Issuer has made any indemnity payment pursuant to this SECTION 4.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Issuer an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the Issuer shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

     (a) reliance on any representation or warranty made or deemed made by the Issuer, the Transferor, the Servicer, the Original Sellers or any of their respective officers under or in connection with this Agreement, any other Transaction Document or the Sale Agreements, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

     (b) the failure by the Issuer, Servicer or the Original Sellers to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement or any other Transaction Document, or with any applicable law, rule or regulation with respect to any Contract or any other item of the Collateral or the nonconformity of any of the Collateral with any such applicable law, rule or regulation;

     (c) the failure to vest and maintain vested in the Collateral Agent, for the benefit of the Secured Parties first priority perfected security interests in the related Collateral, together with all related Collections, free and clear of any adverse claim whether existing as of the Closing Date or at any time thereafter;

     (d) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any assets which are, or are purported to be, Collateral, whether at the time of any Grant or at any subsequent time;

     (e) any dispute, claim, offset or defense of any obligor to the payment of any asset which is, or is purported to be, Collateral (including, without limitation, a defense based on such asset not being a legal, valid and binding obligation of such obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such asset or the furnishing or failure to furnish such merchandise or services;

     (f) any failure of the Issuer, the Transferor or the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement and the Sale Agreement;

     (g) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Collateral;

     (h) the failure by the Issuer, the Transferor, the Servicer or the Original Seller to pay when due any Taxes for which such party is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

     (i) any repayment by the Deal Agent, the Liquidity Agent or a Secured Party of any amount previously distributed in reduction of outstanding principal amount of any Note or payment of interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Deal Agent, the Liquidity Agent or a Secured Party believes in good faith is required to be repaid;

     (j) the commingling of Collections by any Person at any time with other funds;

     (k) any investigation, litigation or proceeding related to this Agreement or any other Transaction Document or the use of proceeds of the Notes or the ownership of the Collateral or in respect of any of the Collateral;

     (l) any failure by the Issuer to give reasonably equivalent value to the Transferor in consideration for the transfer by the Transferor to the Issuer of any assets under the Sale Agreement or any other Transaction Document or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

     (m) the failure of the Issuer, the Transferor, the Servicer, the Original Seller or any of their respective agents or representatives to remit Collections to the Collateral Agent or the Deal Agent.

Any amounts subject to the indemnification provisions of this SECTION 4.1 shall be paid by the Issuer to the Deal Agent within two Business Days following the Deal Agent's demand therefor. If for any reason the indemnification provided above in this SECTION 4.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Issuer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Issuer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

                                    ARTICLE V

          THE DEAL AGENT, THE COLLATERAL AGENT AND THE LIQUIDITY AGENT

     SECTION 5.1 AUTHORIZATION AND ACTION.

     (a) Each Note Investor hereby designates and appoints First Union Securities, Inc. as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein or the other Transaction Documents, or any fiduciary relationship with any Note Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or the other Transaction Documents or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Note Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Deal Agent shall not be required to take any action which exposes the Deal Agent to personal liability or which is contrary to this Agreement, the other Transaction Documents or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate upon the Termination Date and the indefeasible payment in full of any other amount due under this Agreement, the Notes, the Security Agreement, the Sale Agreement or the Fee Letter.

     (b) Each Note Investor hereby designates and appoints First Union National Bank as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein or the other Transaction Documents, or any fiduciary relationship with any Note Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or the other Transaction Documents or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Note Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement, the other Transaction Documents or applicable law. The appointment and authority of the Liquidity Agent hereunder shall terminate upon the Termination Date and the indefeasible payment in full of all of any other amount due under this Agreement, the Notes, the Security Agreement, the Sale Agreement or the Fee Letter.

     (c) The Deal Agent hereby designates and appoints First Union Securities, Inc. as Collateral Agent hereunder, and authorizes the Collateral Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Transaction Documents, or any fiduciary relationship with any Note Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into this Agreement or the other Transaction Documents or otherwise exist for the Collateral Agent. In performing its functions and duties hereunder, the Collateral Agent shall act solely as agent for the Deal Agent on behalf of the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to this Agreement, the other Transaction Documents or applicable law. The appointment and authority of the Collateral Agent hereunder shall terminate upon the Termination Date and the indefeasible payment in full of all of any other amount due under this Agreement, the Notes, the Security Agreement, the Sale Agreement or the Fee Letter.

     SECTION 5.2 DELEGATION OF DUTIES.

     (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (c) The Collateral Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 5.3 EXCULPATORY PROVISIONS.

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

     (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Note Investors for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in SECTION 2.1. The Deal Agent shall not be under any obligation to any Note Investor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Deal Agent shall not be deemed to have knowledge of any Termination Event or Unmatured Termination Event unless the Deal Agent has received notice from the Issuer, the Collateral Agent or any
Note Investor.

     (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to the Deal Agent or any of the Note Investors for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in SECTION 2.1. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Note Investor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Liquidity Agent shall not be deemed to have knowledge of any Termination Event or Unmatured Termination Event unless the Liquidity Agent has received notice from the Issuer, the Deal Agent or a Note Investor.

     (c) Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to the Deal Agent or any of the Note Investors for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in SECTION 2.1. The Collateral Agent shall not be under any obligation to the Deal Agent or any Note Investor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Collateral Agent shall not be deemed to have knowledge of any Termination Event or Unmatured

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Termination Event unless the Collateral Agent has received notice from the
Issuer, the Deal Agent or a Note Investor.

     SECTION 5.4 RELIANCE.

     (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Collateral Agent, the Holders of 51% of the Outstanding Amount of the Notes or all of the Note Investors, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Note Investors, PROVIDED that unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Note Investors. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Collateral Agent and the Holders of 51% of the Outstanding Amount of the Notes or all of the Note Investors, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Note Investors.

     (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Liquidity Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Liquidity Banks, PROVIDED that unless and until the Liquidity Agent shall have received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Liquidity Banks. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Liquidity Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Note Investors.

     (c) The Collateral Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Deal Agent, the Holders of 51% of the Outstanding Amount of the Notes or all of the Note Investors, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the
Note Investors, PROVIDED that unless and until the Collateral Agent shall have received such advice, the Collateral

Agent may take or refrain from taking any action, as the Collateral Agent shall deem advisable and in the best interests of the Note Investors. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes or all of the Note Investors, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Note Investors.

     SECTION 5.5 NON-RELIANCE ON DEAL AGENT, COLLATERAL AGENT, LIQUIDITY AGENT AND OTHER NOTE INVESTORS.

     Each Note Investor expressly acknowledges that none of the Deal Agent, the Collateral Agent or the Liquidity Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent, the Collateral Agent or the Liquidity Agent hereafter taken, including, without limitation, any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Deal Agent, Collateral Agent or the Liquidity Agent. Each
Note Investor represents and warrants to the Deal Agent, the Collateral Agent and the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Collateral Agent, the Liquidity Agent or any other Note Investor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and made its own decision to enter into this Agreement.

     SECTION 5.6 REIMBURSEMENT AND INDEMNIFICATION.

     Each of the Liquidity Banks agree to reimburse and indemnify the Deal Agent, the Collateral Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their pro rata share of the Outstanding Amount, to the extent not paid or reimbursed by the Issuer (a) for any amounts for which the Liquidity Agent, acting in its capacity as Liquidity Agent, the Deal Agent, acting in its capacity as Deal Agent or the Collateral Agent, acting in its capacity as Collateral Agent, is entitled to reimbursement by the Issuer hereunder and (b) for any other expenses incurred by the Liquidity Agent, acting in its capacity as Liquidity Agent, the Deal Agent, in its capacity as Deal Agent or the Collateral Agent, in its capacity as Collateral Agent and acting on behalf of the Note Investors, in connection with the administration and enforcement of this Agreement.

     SECTION 5.7 DEAL AGENT, COLLATERAL AGENT AND LIQUIDITY AGENT IN THEIR INDIVIDUAL CAPACITIES.

     The Deal Agent, the Collateral Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer or any Affiliate of the Issuer as though the Deal Agent, the Collateral Agent or the Liquidity Agent, as the case may be, were not the Deal Agent, the Collateral Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the issuance of Notes pursuant to this Agreement, the Deal Agent, the Collateral Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Note Investor and may exercise the same as though it were not the Deal Agent, the Collateral Agent or the Liquidity

Agent, as the case may be, and the terms "Note Investor," "Note Investors", "Noteholder" and "Noteholders" shall include the Deal Agent, the Collateral Agent or the Liquidity Agent, as the case may be, in its individual capacity.

     SECTION 5.8 SUCCESSOR DEAL AGENT, COLLATERAL AGENT OR LIQUIDITY AGENT.

     (a) The Deal Agent may, upon five (5) Business Days' written notice to the Issuer and the Note Investors, resign as Deal Agent. If the Deal Agent shall resign, then the Collateral Agent and the Holders of 51% of the Outstanding Amount of the Notes during such five (5) day period shall appoint from among the
Note Investors a successor agent. If for any reason no successor Deal Agent is appointed the Collateral Agent and the Holders of 51% of the Outstanding Amount of the Notes during such five (5) day period, then effective upon the termination of such five day period, the Note Investors shall perform all of the duties of the Deal Agent hereunder and the Issuer shall make all payments in respect of the Notes and all other amounts due under any Transaction Document or under any fee letter directly to the applicable Note Investor and for all purposes shall deal directly with the Note Investors. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of this ARTICLE V and ARTICLE IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

     (b) The Liquidity Agent may, upon five (5) days' notice to the Issuer, the Deal Agent and the Note Investors, and the Liquidity Agent will, upon the direction of all of the Note Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes during such five (5) day period shall appoint from among the Note Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes during such five (5) day period, then effective upon the termination of such five day period, the Note Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the principal and interest and any amount due at any time hereunder or under any fee letter directly to the applicable Note Investor and for all purposes shall deal directly with the Note Investors. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of this ARTICLE V and
ARTICLE IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

     (c) The Collateral Agent may, upon five (5) Business Days' written notice to the Issuer and the Note Investors, resign as Collateral Agent. If the Collateral Agent shall resign, then the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes during such five (5) day period shall appoint from among the Note Investors a successor agent. If for any reason no successor Collateral Agent is appointed by the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes during such five (5) day period, then effective upon the termination of such five day period, the Note Investors shall perform all of the duties of the Collateral Agent hereunder and the Issuer shall make all payments in respect of the Notes and all other amounts due under any Transaction Document or under any fee letter directly to the applicable Note Investor and for all purposes shall deal directly with the Note Investors. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this ARTICLE V and ARTICLE IV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

                                   ARTICLE VI

                           ASSIGNMENTS; PARTICIPATIONS

                   SECTION 6.1 ASSIGNMENTS AND PARTICIPATIONS.

     (a) Each Note Investor may upon at least thirty (30) days' written notice to the Initial Noteholders, the Deal Agent and the Liquidity Agent assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; PROVIDED HOWEVER, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Note Investor's rights and obligations under this Agreement, (ii) the portion of the Outstanding Amount of the assigning Note Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of
(A) $1,000,000 or an integral multiple of $500,000 in excess of that amount and
(B) the full Outstanding Amount of the assigning Note Investor's Note, (iii) each such assignment shall be to an Eligible Assignee, (iv) the assigning Note Investor and the assignee with respect to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Deal Agent and (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent, the Liquidity Agent and VFCC, respectively, in connection with such assignment, and PROVIDED FURTHER that upon the effective date of such assignment the provisions of SECTION 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Note Investor hereunder and (ii) the Note Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Note Investor's rights and obligations under this Agreement, such Note Investor shall cease to be a party hereto).

     (b) By executing and delivering an Assignment and Acceptance, the Note Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Note Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Note Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;

(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Note Investor or any other Note Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Note Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Note Investor.

     (c) The Deal Agent shall be the Note registrar (the "REGISTRAR") and the Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Note Investors and the Outstanding Amount of, and the amount of each Note of each Note Investor from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and VFCC, the Issuer and the Note Investors may treat each Person whose name is recorded in the Register as a Note Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent or any Note Investor at any reasonable time and from time to time upon reasonable prior notice.

     (d) Subject to the provisions of SECTION 6.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Note Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT A hereto, accept such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

     (e) Each Note Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Outstanding Amount of its Note); PROVIDED, HOWEVER, that (i) the Deal Agent shall have confirmed that upon the effective date of such participation the provisions of SECTION 3.03(f) of the Amended and Restated Administration Agreement shall be satisfied and (ii) the Issuer shall have reasonably approved such participant. Notwithstanding anything herein to the contrary, each participant shall have the rights of a Note Investor (including any right to receive payment) under ARTICLE IV. With respect to any participation described in this SECTION 6.1, the participant's rights, as set forth in the agreement between such participant and the applicable Note Investor, to agree to or to restrict such Note Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or any other document or to exercise or refrain from exercising any powers or rights which such Note Investor may have under or in respect of this Agreement or any other document shall be limited to the right specifically given to participants in SECTION 7.4 of this Agreement.

     (f) Each Note Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this SECTION 6.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the transactions contemplated hereby, the Issuer, the Transferor, the Servicer, the Original Sellers or VFCC furnished to such
Note Investor by or on behalf of the Issuer or VFCC.

     (g) Nothing herein shall prohibit any Note Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with SECTION 6.1(a) or SECTION 6.1(b).

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1 NOTICES, ETC.

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mails, first class postage prepaid,
(b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to ARTICLE II shall not be effective until received with respect to any notice sent by mail or telex.

     SECTION 7.2 SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon the Issuer and each Initial Noteholder and their respective successors and assigns and shall inure to the benefit of the Issuer, and the Noteholders and their respective successors and assigns including the Liquidity Banks; PROVIDED that the Issuer shall not assign any of its rights or obligations hereunder without the prior written consent of the Deal Agent. The Issuer hereby acknowledges that each VFCC has assigned and granted a security interest in all of its rights hereunder and under the Notes to the Liquidity Banks. In addition, the Issuer hereby acknowledges that VFCC may at any time and from time to time assign all or a portion of its rights hereunder to any Liquidity Bank.

     SECTION 7.3 [RESERVED].

     SECTION 7.4 AMENDMENTS.

     (a) Except as provided in this SECTION 7.4, no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Issuer, the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Issuer shall be effective without the written concurrence of the Deal Agent and the Holders of 51% of the Outstanding Amount of the Notes. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this SECTION 7.4(b). The Issuer at the direction of the Holders of 51% of the Outstanding Amount of the Notes and with the prior written consent of the Deal Agent, may enter into written modifications or waivers of any provisions of this Agreement, PROVIDED, HOWEVER, that no such modification or waiver shall:

          (i) without the consent of each affected Note Investor, (A) extend the Termination Date or the date of any payment or deposit of Collections by the Issuer or the Servicer, (B) reduce any fee payable to the Deal Agent for the benefit of the Note Investors, (C) amend, modify or waive any provision of this SECTION 7.4(b),(D) consent to or permit the assignment or transfer by the Issuer of any of its rights and obligations under this Agreement, the Note, the Sale Agreement, the Security Agreement or any other Transaction Document or (E) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (E) above in a manner which would circumvent the intention of the restrictions set forth in such clauses;

          (ii) without the written consent of the Deal Agent, amend, modify or waive any provision of this Agreement or any other Transaction Document if the effect thereof is to affect the rights or duties of such Deal Agent; or

          (iii) without the written consent of the Liquidity Agent, amend, modify or waive any provision of this Agreement or any other Transaction Document if the effect thereof is to affect the rights or duties of such Liquidity Agent.

Notwithstanding the foregoing, without the consent of the Note Investors, the Deal Agent may, with the consent of the Issuer amend this Agreement solely to add additional Persons as Note Investors hereunder. Any modification or waiver shall apply to each of the Note Investors equally and shall be binding upon the Issuer, the Note Investors and the Deal Agent.

     SECTION 7.5 NO BANKRUPTCY PETITION AGAINST VFCC.

     Each of the parties hereto (other than VFCC) covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Commercial Paper Notes issued by VFCC, it will not institute against, or join any other Person in instituting against, VFCC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

     SECTION 7.6 COSTS, EXPENSES AND TAXES.

     In addition to the rights of indemnification granted to the Deal Agent, the
Note Investors and their respective Affiliates under ARTICLE IV hereof, the Issuer agrees to pay on demand all costs and expenses of the Note Investors and the Deal Agent, and their respective Affiliates, successors or assigns, if any (including reasonable counsel fees and expenses), incurred in connection with the enforcement, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Notes, any other Transaction Document and the other documents to be delivered hereunder or thereunder, or in connection herewith or therewith. Any amounts subject to the provisions of this section shall be paid by the Issuer to the Deal Agent within ten (10) Business Days following the Deal Agent's demand therefor.

     SECTION 7.7 SETOFF.

     The Issuer hereby irrevocably and unconditionally waives all right of setoff that it may have under contract (including this Agreement and any other Transaction Document), applicable law or otherwise with respect to any funds or monies of any Note Investor at any time held by or in the possession of the Issuer.

     SECTION 7.8 RECOURSE AGAINST CERTAIN PARTIES.

     (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of such Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; IT BEING EXPRESSLY AGREED AND UNDERSTOOD that the agreements of such Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Secured Party, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Secured Party contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, or any of them, for breaches by such Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this SECTION 7.8 shall survive the termination of this Agreement.

     (b) Notwithstanding anything in this Agreement to the contrary, VFCC shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to VFCC after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC hereunder are contingent on the availability of funds in excess of the amounts necessary to pay its Commercial Paper Notes and each of the other parties hereto agrees that it will not have a claim under SECTION 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by VFCC exceeds the amount available to

VFCC to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

     SECTION 7.9 FURTHER ASSURANCES.

     The Issuer agrees to do such further acts and things and to execute and deliver to the Deal Agent or the Collateral Agent such additional assignments, agreements, powers and instruments as are required by the Deal Agent, the Liquidity Agent, any Note Investor or the Collateral Agent to carry into effect the purposes of this Agreement or the Security Agreement or to better assure and confirm unto the Deal Agent, the Liquidity Agent, any Note Investor or the Collateral Agent its rights, powers and remedies hereunder or under any other Transaction Document.

     SECTION 7.10 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO, EACH SECURED PARTY AND EACH HEDGE COUNTERPARTY HEREBY (a) AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY; (b) WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND (c) CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     SECTION 7.11 WAIVER OF JURY TRIAL.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO, EACH SECURED PARTY AND EACH HEDGE COUNTERPARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     SECTION 7.12 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Issuer to the Deal Agent.

     SECTION 7.13 HEADINGS.

     Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Note Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE ISSUER:              FIRST INVESTORS RESIDUAL FUNDING LIMITED,
                         as Issuer

                         By: FIALAC Holdings, Inc., its sole general partner

                         By:
                             ---------------------------------------
                             Name: Bennie H. Duck
                             Title: Vice President and Chief Financial Officer

                         First Investors Residual Funding LP
                         c/o FIFS Acquisition Funding Company, L.L.C.
                         675 Bering Drive
                         Suite 710
                         Houston, TX 77057

                         Attention: Bennie H. Duck
                         Facsimile: (713) 260-0028
                         Telephone: (713) 977-2600

THE DEAL AGENT AND
THE COLLATERAL AGENT:                   FIRST UNION SECURITIES, INC.

                                        By
                                           -------------------------------------
                                              Name:
                                              Title:

                                        First Union Securities, Inc.
                                        One First Union Center, TW-9
                                        Charlotte, North Carolina 28288

                                        Attention:  Conduit Administration
                                        Facsimile:  (704) 383-6036
                                        Telephone:  (704) 383-1085

INITIAL NOTE
INVESTOR:                          VARIABLE FUNDING CAPITAL CORPORATION

                                   By First Union Securities, Inc.,
                                      as attorney-in-fact

                                         By
                                            ------------------------------------
                                               Name:
                                               Title:

                                   Variable Funding Capital Corporation
                                   c/o First Union Securities, Inc.
                                   One First Union Center, TW-9

                                   Attention:  Conduit Administration
                                   Facsimile:  (704) 383-6036
                                   Telephone:  (704) 383-9343

THE LIQUIDITY AGENT:               FIRST UNION NATIONAL BANK

                                   By
                                      -------------------------------------
                                          Name:
                                          Title:

                                   First Union National Bank
                                   One First Union Center, TW-9
                                   Charlotte, North Carolina 28288

                                   Attention:  Terry Begley
                                   Facsimile:  (704) 374-3254
                                   Telephone:  (704) 374-6913

THE LIQUIDITY BANK:                     FIRST UNION NATIONAL BANK

                                        By
                                          -------------------------------------
                                               Name:
                                               Title:

                                        First Union National Bank
                                        One First Union Center, TW-9
                                        Charlotte, North Carolina 28288

                                        Attention:  Terry Begley
                                        Facsimile:  (704) 374-3254
                                        Telephone:  (704) 374-6913

                                                                       EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                Dated ___________

     Reference is made to the Note Purchase Agreement dated as of December 6, 2001 (the "AGREEMENT") among First Investors Residual Funding LP, as the Issuer, Variable Funding Capital Corporation, as an Initial Note Investor, the Note Investors named therein, First Union Securities, Inc., as the Deal Agent and First Union National Bank, as the Liquidity Agent. Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Agreement.

     __________________ (the "ASSIGNOR") and ___________________ (the
"ASSIGNEE") agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in SECTION 1 of Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Note held by the Assignor. After giving effect to such sale and assignment, the amount of Outstanding Amount with respect to the Note held by the Assignee will be as set forth in
SECTION 2 of Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Deal Agent, the Liquidity Agent, the Assignor or any other Note Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Deal Agent and the Liquidity Agent each to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Deal Agent and the Liquidity Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Note Investor.

     4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to each of the Deal Agent and the Liquidity Agent for acceptance and recording by the Deal Agent. The effective date of this Assignment and Acceptance (the "TRANSFER DATE") shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified in SECTION 3 of Schedule 1 hereof.

     5. Upon such acceptance by the Deal Agent and the Liquidity Agent and upon such recording by the Deal Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Note Investor thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

     6. Upon such acceptance by the Deal Agent and the Liquidity Agent and upon such recording by the Deal Agent, from and after the Transfer Date, the Deal Agent and the Liquidity Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the Date first above written.

                                         [NAME OF ASSIGNOR]

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         Address for notices
                                           [ADDRESS]

                                         [NAME OF ASSIGNEE]

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         Address for notices
                                            [ADDRESS]

Acknowledged and accepted
this ___ day of ___________,___

FIRST UNION NATIONAL BANK,
as Liquidity Agent

By:
    -------------------------------
    Name:
    Title:

Acknowledged and accepted
this ___ day of ___________,___

FIRST UNION SECURITIES, INC.,
as Deal Agent

By:
    --------------------------------
    Name:
    Title:

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                                Dated ___________

SECTION 1.

     Outstanding Amount of Note. ________
     Type of Note:                     ________.
     Percentage Interest Transferred:  ________%

SECTION 2.

     Outstanding Amount
     Owing to the Assignee: $_____________

SECTION 3.

     Transfer Date: ___________________

                                                                       EXHIBIT B

                                  FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAW AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, AS EVIDENCED BY AN OPINION OF COUNSEL, CERTIFICATION AND OTHER INFORMATION SATISFACTORY TO THE ISSUER, AND SUBJECT TO DELIVERY TO THE ISSUER AND THE REGISTRAR OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR, AND ANY NOTEHOLDER WILL, AND EACH SUBSEQUENT NOTEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THE ISSUER IS NOT OBLIGATED TO REGISTER THIS NOTE UNDER THE 1933 ACT OR ANY STATE SECURITIES OR BLUE SKY LAWS. EACH HOLDER OF THIS NOTE AGREES THAT THIS NOTE IS SUBJECT TO THE PROVISIONS OF ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ALL APPLICABLE JURISDICTIONS.

ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF ANY OF THE PROVISIONS OF THE NOTE PURCHASE AGREEMENT SHALL BE VOID.

THE HOLDER OF THIS NOTE IS SUBJECT TO PROVIDING ADDITIONAL AMOUNTS TO THE ISSUER HEREOF ON THE TERMS AND CONDITIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT DESCRIBED BELOW.

                                      NOTE
                      (First Investors Residual Funding LP)

$13,500,000.00                                                  December 6, 2001

     Reference is hereby made to that certain Note Purchase Agreement dated as of December 6, 2001 (as amended, supplemented, restated or otherwise modified in accordance with the terms thereof and in effect from time to time, the "NOTE PURCHASE AGREEMENT") by and among First Investors Residual Funding LP, a Delaware limited partnership (the "ISSUER"), Variable Funding Capital Corporation, a Delaware corporation (the "COMPANY"), First Union Securities, Inc. ("FUSI"), as deal agent and collateral agent, certain note investors from time to time party thereto and First Union National Bank, as liquidity agent. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Note Purchase Agreement.

     FOR VALUE RECEIVED, the Issuer hereby promises to pay to the holder hereof the principal sum of THIRTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($13,500,000.00), in lawful money of the United States of America and in immediately available funds.

     The holder of this Note may be required under the terms and conditions of the Note Purchase Agreement to made additional amounts of principal available to the Issuer, in an amount not to exceed the Facility Limit. The date and amount of each Funding extended by a holder to the Issuer under the Note Purchase Agreement, and each payment of principal thereof by the Issuer, shall be recorded by the holder or its agent on its books and/or on the schedule attached hereto or any continuation thereof. Although the stated principal amount of this
Note is as stated above, this Note shall be enforceable, with respect to the Issuer's obligation to pay the principal hereof, only to the extent of the unpaid principal amount of the Fundings outstanding thereunder at the time such enforcement shall be sought.

     Note Interest on the outstanding principal amount of this Note shall accrue at the Note Interest Rate and is payable on each Payment Date. Note Interest will be computed on the basis of a 360-day year for the actual number of days elapsed during the Accrual Period related to a Payment Date.

     Principal may be prepaid in whole or in part at any time upon at least sixty (60) days' prior written notice by the Issuer to the holder of this Note.

     The entire outstanding principal amount of this Note and accrued interest thereon will be due and payable on the maturity date.

     The Issuer shall pay all costs of collection of any amount due hereunder when incurred, including without limitation, reasonable attorney's fees and expenses, and including all costs and expenses actually incurred in connection with the pursuit by the holder of any of its rights or remedies referred to herein or in the Note Purchase Agreement or the protection of or realization upon collateral.

     The Issuer waives presentment, notice of dishonor, protest and other notice or formality with respect to this Note.

     THE HOLDER OF THIS NOTE MAY TRANSFER THIS NOTE AND ITS INTEREST HEREIN ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE NOTE PURCHASE AGREEMENT. ANY TRANSFER OF THIS NOTE OR ANY NOTE INTEREST HEREIN IN VIOLATION OF ANY OF THE PROVISIONS OF THE NOTE PURCHASE AGREEMENT SHALL BE VOID.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                       FIRST INVESTORS RESIDUAL FUNDING LP

                       By:
                           --------------------------------
                           Name:
                           Title:

DATE          AMOUNT OF          AMOUNT OF          PRINCIPAL           NOTATION
               FUNDING           REPAYMENT         OUTSTANDING             BY




                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:_______
____________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________

[exact name of assignor, which must correspond with the name of the registered owner as it appears on the face of the within Note and the Register in every particular, without alteration, enlargement or any change whatsoever]___________

-------------------------------------------------

Signature Guaranteed:

-----------------------------------------------------------------------------